INVESTMENT
GRADE
MUNICIPAL
INCOME
FUND INC.
=========================
SEPTEMBER 30, 2001

ANNUAL REPORT

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.                        ANNUAL REPORT

                                                 November 15, 2001

Dear Shareholder,

     We present you with the annual report for the Investment Grade Municipal Income Fund Inc. for the fiscal year ended September 30, 2001.


Q&A WITH PORTFOLIO MANAGER

FRANK BIONDO
================================================================================
[GRAPHIC OMITTED]

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR RELATIVE TO ITS PEERS?

For the fiscal year ended September 30, 2001, the Fund advanced 8.60% based on net asset value. In contrast, the Lipper General Municipal Debt Funds (Leveraged) Median returned 12.97%. The Fund underperformed its peer group on a net asset basis primarily due to its short duration versus its peers. Because the Fund maintained a higher cash or short-term position, we missed some of the upside potential afforded by the steep yield curve. We continue to move toward a more neutral position as opportunities present themselves and will continue to look for opportunities that are created due to the inefficient nature of the municipal market.

WHAT MARKET FACTORS AFFECTED THE FUND'S PERFORMANCE?

The Federal Reserve's ("The Fed's") crusade to prop up the weakening economy by reducing the Fed Funds rate from 6.5% at the beginning of the year to 3.0% at the end of September 2001 caused the steepest municipal yield curve from two to 30 years since 1993. This caused the short end of the yield curve to rally considerably since the beginning of the year. The rate cuts also prompted a flurry of year-to-date municipal bond activity, as new issuance increased 34.2% and refunding of existing debt was up over 227% since January 1, 2001.

GIVEN THE NATION'S ECONOMIC SLOWDOWN, DID YOU MAKE ANY CHANGES TO THE FUND'S INVESTMENTS DURING THE PAST SIX MONTHS?

We did not make any significant credit changes to the Fund, but we made structural yield curve positioning changes due to the overall change in the yield curve. Our credit research has long anticipated that there would be a period of recession after such a long period of growth. We continue to monitor the credits in the portfolio for any deterioration in the credit quality. From a credit perspective, we continue to monitor and vigorously stress-test all the securities in the portfolio to ensure credit stability.

DID THE ENERGY CRISIS IN CALIFORNIA LAST SPRING OR SEPTEMBER'S TERRORIST ATTACKS HAVE AN EFFECT ON THE FUND'S PERFORMANCE?

The California crisis has not had a significant impact on the Fund's performance, as our exposure to the California market has been very small. Our research team has maintained a cautious outlook on the California market since January and we have been reluctant to add to our exposure in the state. California credits have traded at historically high levels since the beginning of the year versus other state credits, so we feel that better opportunities are available in other state credits.

The September 11 attacks did have an impact, not only on the economy as a whole, but on the municipal market. We saw a temporary interruption in market liquidity due to the tragic loss of life suffered by Cantor Fitzgerald, a prominent bond broker. The Fund, however, was not damaged as badly as it could have been, since our exposure to hotels, airlines and airport credits is a small percentage of the portfolio. In particular, our exposure to airport credits has been very selective. However, we believe that there is value in selective airport revenue bonds. Thus, we will look to add to our general airport revenue bond exposure as opportunities present themselves.

----------------------------------
     INVESTMENT GRADE MUNICIPAL
     INCOME FUND INC.

     INVESTMENT GOAL:
     High level of current
     income exempt from
     federal income tax,
     consistent with
     preservation of capital

     PORTFOLIO  MANAGER:
     Frank Biondo
     Brinson Advisors, Inc.

     COMMENCEMENT:
     November 6, 1992

     NYSE SYMBOL:
     PPM

     DIVIDEND PAYMENTS:
     Monthly

ANNUAL REPORT                        INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


AFTER THE CALIFORNIA CRISIS, IS THERE ANY CONCERN ABOUT POWER-RELATED SECURITIES IN THE PORTFOLIO?

We believe the Fund's exposure to power related securities is well diversified across many different credits, so we do not have major concerns in this area.

HAVE RECENT MARKET CONDITIONS PRESENTED BUYING OR SELLING OPPORTUNITIES?

The recent market conditions have presented us with structural opportunities, such as buying premium coupon bonds with short calls in the 14 to 20-year range. From a credit perspective, widening spreads between general airport revenue bonds and high-grade bonds have presented a buying opportunity. Our research team has identified those airport credits that should withstand the deterioration in the economy and in the airline industry.

HOW IS THE FUND POSITIONED TO ACCOMMODATE THE UNCERTAIN ECONOMIC AND MARKET ENVIRONMENT?

We look at yield curve mispricings to focus on the ideal overall maturity by using an internal technical analysis approach. Our top-down approach helps us determine sector attractiveness and the bottom-up approach is used to determine security attractiveness. Given our long-term investment objective and leverage, the optimal structural positioning of the Fund is to continue to look for premium coupons in the 14 to 20-year range of the yield curve. We will continue to look for credit situations that present the most value on a relative basis. Since the hospital sector may be affected, as the potential exists for lower Medicaid and Medicare payments while the country spends money on security concerns, we will keep a cautious outlook in this sector. The defensive positioning should help us over the long haul.

WHAT IS AHEAD FOR THE ECONOMY AND MUNI MARKET?

Municipal issuance and refunding issuance should continue to be robust. Year-to-date refundings have surged past most estimates and, given the supply and demand dynamics of many municipal issuers, we should witness an increase in overall issuance next year compared to this year. Given the slowing economy, we will continue to avoid those states and credits most susceptible to a deteriorating economic environment. We will however, focus and search out opportunistic relative value situations.

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.                        ANNUAL REPORT

PORTFOLIO REVIEW
================================================================================
[GRAPHIC OMITTED]

AVERAGE ANNUAL RETURNS, PERIODS ENDED 9/30/01

           NET ASSET VALUE RETURNS           FUND               LIPPER MEDIAN(1)
           --------------------------------------------------------------------
           6 Months                            3.48%                 3.84%
           1 Year                              8.60                 12.97
           5 Years                             5.97                  6.82
           Since Inception 11/6/92             6.79                  7.29
           --------------------------------------------------------------------

           MARKET PRICE RETURNS              FUND               LIPPER MEDIAN(1)
           --------------------------------------------------------------------
           6 Months                            5.70%                 5.41%
           1 Year                             20.59                 15.35
           5 Years                             9.30                  6.69
           Since Inception 11/6/92             6.98                  6.53
           --------------------------------------------------------------------

(1)  Lipper General Municipal Debt (Leveraged) Funds Median

     Inception returns for Lipper Median are shown as of nearest month-end of the Fund's inception: October 31, 1992. Past performance is no guarantee of future results. The Fund's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. NAV and market price returns for periods of less than one year are not annualized. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the ex-dividend dates.

SHARE PRICE, DIVIDEND AND YIELD                                         9/30/01
-------------------------------------------------------------------------------
Market Price                                                            $ 15.39
Net Asset Value                                                         $ 16.15
12-Month Dividend (ended 9/30/01)                                       $  0.90
September Dividend                                                      $0.0750
Market Yield*                                                             5.85%
NAV Yield*                                                                5.57%
IPO Yield*                                                                6.00%
-------------------------------------------------------------------------------

* Market yield is calculated by multiplying the September dividend by 12 and dividing by the September market price. NAV yield is calculated by multiplying the September dividend by 12 and dividing by the September net asset value. IPO yield is calculated by multiplying the September dividend by 12 and dividing by the initial public offering price. Prices and yields will vary.


PORTFOLIO STATISTICS

CHARACTERISTICS*                                         9/30/01         3/31/01
--------------------------------------------------------------------------------
Net Assets ($mm)                                         $247.3          $246.2
Weighted Avg. Maturity                                  14.1 yrs        14.9 yrs
Weighted Avg. Duration                                   3.8 yrs         3.9 yrs
Weighted Avg. Coupon                                      6.1%            6.2%
AMT Paper                                                  0%              0%
Leverage                                                  32.4%           32.5%
Callable/Maturing Within Five Years                       22.8%           21.3%
Callable/Maturing Beyond Five Years                       77.2%           77.0%
--------------------------------------------------------------------------------

ANNUAL REPORT                        INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

CREDIT QUALITY*                                          9/30/01         3/31/01
--------------------------------------------------------------------------------
Cash and Other Assets in Excess of Liabilities            2.9%             2.0%
AAA/Aaa                                                  46.7             46.2
AA/Aa                                                    24.4             30.6
A/A                                                       8.2              5.8
BBB/Baa                                                   8.4              8.3
Nonrated                                                  9.4              7.1
--------------------------------------------------------------------------------
Total                                                    100.0%          100.0%

TOP TEN STATES*                  9/30/01                                 3/31/01
--------------------------------------------------------------------------------
Texas                             22.2%   Texas                            24.0%
Illinois                           9.5    New York                         10.8
Indiana                            9.3    Illinois                         10.5
New York                           8.9    Indiana                           6.3
Wisconsin                          5.0    Virginia                          4.3
Virginia                           4.3    Pennsylvania                      4.1
Pennsylvania                       4.1    California                        4.0
California                         4.0    Connecticut                       3.7
Colorado                           3.7    Kentucky                          3.3
Connecticut                        3.6    Nevada                            2.9
--------------------------------------------------------------------------------
Total                             74.6%   Total                            73.9%

TOP FIVE SECTORS*                9/30/01                                 3/31/01
--------------------------------------------------------------------------------
Water                             16.8%   Water                            16.2%
Hospital                          13.6    Power                            12.7
Power                             12.9    Hospital                         10.9
Lease                             11.2    General Obligation                7.8
Housing                            6.3    Lease                             6.3
--------------------------------------------------------------------------------
Total                             60.8%   Total                            53.9%

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For additional information on a fund managed by Brinson Advisors, Inc.,(1) please contact your investment professional or visit us at www.ubspainewebber.com.

Sincerely,


/s/ Brian M. Storms                         /s/ Frank J. Biondo

BRIAN M. STORMS                             FRANK J. BIONDO
President and Chief Operating Officer       Brinson Advisors, Inc.
Brinson Advisors, Inc.                      Portfolio Manager,
                                            Investment Grade
                                              Municipal Income Fund Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended September 30, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment professional regarding your personal investment program.

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


PORTFOLIO OF INVESTMENTS                                      SEPTEMBER 30, 2001


PRINCIPAL                                                     MOODY'S        S&P
 AMOUNT                                                        RATING       RATING        MATURITY         INTEREST
  (000)                                                     (UNAUDITED)  (UNAUDITED)       DATES             RATES          VALUE
--------                                                    -----------  ----------       --------          -------       ---------
LONG-TERM MUNICIPAL BONDS--97.06%

ALABAMA--1.88%

$ 4,600   Jefferson County Sewer Revenue
            Series A (FGIC Insured) .........................    Aaa         AAA          02/01/27           5.375%      $4,643,194
                                                                                                                         ----------
ARIZONA--0.43%

  1,000   Scottsdale Municipal Property Corp.
            Excise Tax Revenue (a) ..........................    Aa1         AA+          07/01/06           5.500        1,060,510
                                                                                                                         ----------
ARKANSAS--0.79%

  1,930   Little Rock Capital Improvement Revenue
            Parks & Recreation Projects Series A ............     NR          NR          01/01/18           5.700        1,949,802
                                                                                                                         ----------
CALIFORNIA--4.03%

  1,000   California Educational Facilities Authority
            L.A. College of Chiropractic Medicine ...........   Baa2          NR          11/01/17           5.600        1,020,400
  3,000   California Statewide Communities
            Development Authority
            Irvine Apartment Communities Series A-3 .........   Baa2         BBB          05/17/10+          5.100        3,064,980
  2,150   Fontana Redevelopment Agency Tax Allocation
            Jurupa Hills Redevelopment Project A ............     NR         BBB+         10/01/17           5.500        2,213,360
  3,500   Metropolitan Water District of Southern California
            Waterworks Series A .............................    Aaa         AAA          03/01/18           5.250        3,660,020
                                                                                                                         ----------
                                                                                                                          9,958,760
                                                                                                                         ----------
COLORADO--3.67%

  5,950   Arapahoe County Capital Improvement Trust Fund
            Highway Revenue (Pre-refunded with U.S.
            Government Securities to 08/31/05 @103) .........    Aaa         AAA          08/31/26           7.000        6,987,977
  2,000   University of Colorado Participation Interests ....    NR           A-          12/01/13           6.000        2,097,020
                                                                                                                         ----------
                                                                                                                          9,084,997
                                                                                                                         ----------
CONNECTICUT--3.62%

  8,590   Connecticut Housing Finance Authority
            Series A & B ....................................   Aa2          AA    05/15/14 to 11/15/23  6.200 to 6.750   8,955,476
                                                                                                                         ----------
GEORGIA--0.21%

    500   Georgia Municipal Electric Authority Power Revenue
            Series B ........................................    A2          A             01/01/16           6.375         519,380
                                                                                                                         ----------

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

PRINCIPAL                                                     MOODY'S        S&P
 AMOUNT                                                        RATING       RATING        MATURITY         INTEREST
  (000)                                                     (UNAUDITED)  (UNAUDITED)       DATES             RATES          VALUE
--------                                                    -----------  ----------       --------          -------       ---------

LONG-TERM MUNICIPAL BONDS--(CONTINUED)

ILLINOIS--9.43%

$ 7,380   Chicago Gas Supply Revenue People's Gas ............   Aa3     AA-            03/01/15             6.875%      $7,645,237
  5,000   Chicago Park District Parking
            Facility Revenue .................................  Baa1       A            01/01/14             6.250        5,442,850
  1,890   Illinois Toll & Highway Authority Series A
            (Pre-refunded with U.S. Government Securities
            to 01/01/03 @ 102) (FGIC Insured) ................   Aaa     AAA            01/01/16             6.200        2,016,328
    250   Metropolitan Pier & Exposition Authority ...........   Aa3     AA-            06/15/27             6.500          261,048
  6,350   Metropolitan Pier & Exposition Authority
            (Pre-refunded with U.S. Government
            Securities to 06/15/03 @ 102) ....................   Aaa     AAA            06/15/27             6.500        6,910,768
  1,000   Naperville Electric Revenue ........................   Aa2      AA            05/01/12             5.700        1,056,880
                                                                                                                         ----------
                                                                                                                         23,333,111
                                                                                                                         ----------
INDIANA--9.15%

  1,430   Indiana Transportation Finance Authority
            Airport Facilities Series A ......................    A1      AA            11/01/16             6.250        1,467,366
  6,000   Indianapolis Gas Utility Revenue Series A
            (Pre-refunded with U.S. Government Securities
            to 06/01/02 @ 102) (FGIC Insured) ................   Aaa     AAA            06/01/23             6.200        6,282,960
  2,000   Indianapolis Local Public Improvement Bond Bank
            (Pre-refunded with U.S. Government Securities
            to 07/01/03 @ 102) ...............................   Aa2     AA-            07/01/10             6.000        2,162,240
  3,400   Marion County Convention & Recreational Facilities
            Authority-Excise Tax Revenue
            (MBIA Insured) ...................................   Aaa     AAA            06/01/17             5.500        3,563,438
  4,000   Marion County Hospital Authority Methodist
            Hospital of Indiana (Escrowed to maturity) .......   Aa3     AAA            09/01/13             6.500        4,119,560
  1,000   Purdue University Student Fee Revenue
            Series B (Pre-refunded with U.S. Government
            Securities to 01/01/05 @ 103) ....................   Aa2      AA            07/01/15             6.700        1,141,540
  3,780   Wayne Township Marion County School Building
            Corp. First Mortgage .............................    NR      A+      01/15/15 to 07/15/15       5.250        3,887,201
                                                                                                                         ----------
                                                                                                                         22,624,305
                                                                                                                         ----------
KENTUCKY--3.24%

  7,750   Boone County Pollution Control Revenue
            Dayton Power & Light Co. .........................    A2     BBB+           11/15/22             6.500        8,018,770
                                                                                                                         ----------
MASSACHUSETTS--2.56%

  6,000   Massachusetts Water Resources Authority Series A
            (Pre-refunded with U.S. Government
            Securities to 07/15/02 @ 102) ....................   Aaa     AAA            07/15/21             6.500        6,326,880
                                                                                                                         ----------

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

PRINCIPAL                                                     MOODY'S        S&P
 AMOUNT                                                        RATING       RATING        MATURITY         INTEREST
  (000)                                                     (UNAUDITED)  (UNAUDITED)       DATES             RATES          VALUE
--------                                                    -----------  ----------       --------          -------       ---------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

NEVADA--2.85%

$ 6,750   Clark County Pollution Control Revenue
            Nevada Power Co. Project Series B
            (FGIC Insured) ...................................   Aaa     AAA            06/01/19             6.600%      $7,045,447
                                                                                                                         ----------
NEW JERSEY--0.90%

  2,000   New Jersey Transportation Trust Fund Authority
            Transportation Systems Series A ..................   Aa2      AA            06/15/11             5.500        2,220,680
                                                                                                                         ----------
NEW YORK--8.91%

    400   New York City General Obligation Series H ..........    A2       A            02/01/16             7.000          412,692
  7,345   New York City Municipal Water Finance Authority
            Water & Sewer System Series A ....................   Aa2      AA            06/15/17             6.000        7,599,357
  5,500   New York City Transitional Finance Authority Revenue
            Future Tax Secured Series B ......................   Aa2     AA+            11/15/23             4.750        5,182,760
  1,000   New York State Dormitory Authority Revenue
            City University Series 2 .........................    A3     AA-            07/01/28             5.000          962,530
  6,000   New York State Local Government Assistance Corp.
            Series B (Pre-refunded with U.S. Government
            Securities to 04/01/02 @ 102) ....................   Aaa     AA-            04/01/21             6.250        6,247,740
  1,500   New York State Medical Care Facilities
            Finance Agency
            Revenue-Hospital and Nursing Homes Series D
            (Pre-refunded with U.S. Government Securities to
            02/15/03 @ 102) (FHA Insured) ....................    NR      NR            02/15/31             6.600        1,617,780
                                                                                                                         ----------
                                                                                                                         22,022,859
                                                                                                                         ----------
NORTH CAROLINA--2.36%

  2,700   North Carolina Eastern Municipal Power Agency
            Series A (Escrowed to maturity) ..................  Baa3     BBB            01/01/21             6.400        3,160,188
  1,630   North Carolina Municipal Power Agency
            Catawba Electric Revenue .........................  Baa1     BBB+           01/01/17             6.250        1,698,476
    920   North Carolina Municipal Power Agency
            Catawba Electric Revenue (Pre-refunded with
            U.S. Government Securities to 01/01/03 @ 102) ....    NR     BBB+           01/01/17             6.250          980,739
                                                                                                                         ----------
                                                                                                                          5,839,403
                                                                                                                         ----------
OHIO--0.88%

  2,000   Ohio State Water Development Authority Revenue
            Fresh Water Series B (FSA Insured) ...............   Aaa     AAA       06/01/16 to 12/01/17      5.500        2,183,930
                                                                                                                         ----------

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

PRINCIPAL                                                     MOODY'S        S&P
 AMOUNT                                                        RATING       RATING        MATURITY         INTEREST
  (000)                                                     (UNAUDITED)  (UNAUDITED)       DATES             RATES          VALUE
--------                                                    -----------  ----------       --------          -------       ---------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

PENNSYLVANIA--4.11%

$ 5,000   Northumberland County Authority Guaranteed Lease
            Revenue-Mountain View Manor Project ..............    NR      NR            10/01/20             7.000%      $4,882,100
  2,500   Pennsylvania Turnpike Commission
            Turnpike Revenue Series N (FGIC Insured) .........   Aaa     AAA            12/01/19             5.500        2,501,875
  2,680   Philadelphia School District Series A (MBIA Insured)   Aaa     AAA            04/01/15             5.250        2,780,929
                                                                                                                         ----------
                                                                                                                         10,164,904
                                                                                                                         ----------
RHODE ISLAND--2.60%

  6,175   Rhode Island Housing & Mortgage Finance Corp.
            Homeownership Opportunity Series 10-A ............   Aa2     AA+            04/01/27             6.500        6,423,544
                                                                                                                         ----------
SOUTH CAROLINA--2.62%

  6,290   Richland County Pollution Control Revenue
            Union Camp Corp. Project Series C ................  Baa2     BBB            11/01/20             6.550        6,479,895
                                                                                                                         ----------
SOUTH DAKOTA--1.63%

  4,064   Lower Brule Sioux Tribe++ ..........................    NR      NR            08/15/15             6.000        4,029,651
                                                                                                                         ----------
TEXAS--22.13%

  4,000   Coastal Bend Health Facilities-Incarnate Word
            Health System (Escrowed to maturity)
            (AMBAC Insured) ..................................   Aaa     AAA            01/01/17             6.300        4,481,640
 10,000   Colorado River Texas Municipal Water District
            Water Revenue (AMBAC Insured) ....................   Aaa     AAA            01/01/21             5.150        9,872,900
  7,746   Harris County Texas Lease++ ........................    NR      NR            05/01/20             6.750        7,801,563
    915   Harris County Toll Road (AMBAC Insured) ............   Aaa     AAA            08/15/17             6.500          960,384
  3,007   Houston Community College System
            Certificates of Participation++ ..................    NR      NR            06/15/25             7.875        3,045,586
  2,000   Houston Refunding & Public Improvement Series A ....   Aa3     AA-            03/01/15             5.250        2,066,940
  3,000   Houston Water & Sewer System Revenue
            Junior Lien Series C (FGIC Insured) ..............   Aaa     AAA            12/01/22             5.250        3,017,610
  5,795   Houston Water & Sewer System Revenue
            Junior Lien Series C (Pre-refunded with U.S.
            Government Securities to 12/01/01 @ 102)
            (AMBAC Insured) ..................................   Aaa     AAA            12/01/17             6.375        5,952,914
  1,000   Houston Water & Sewer System Revenue
            Prior Lien Series B (Pre-refunded with U.S.
            Government Securities to 12/01/01 @ 102) .........   Aaa      A+            12/01/14             6.375        1,060,180
  2,350   Port Corpus Christi Industrial Development Revenue
            Valero Energy Corp. Series C .....................  Baa3     BBB-           04/01/18             5.400        2,331,999

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


PRINCIPAL                                                     MOODY'S        S&P
 AMOUNT                                                        RATING       RATING        MATURITY         INTEREST
  (000)                                                     (UNAUDITED)  (UNAUDITED)       DATES             RATES          VALUE
--------                                                    -----------  ----------       --------          -------       ---------
LONG-TERM MUNICIPAL BONDS--(CONCLUDED)

TEXAS--(CONCLUDED)

$ 6,750   Sabine River Authority Pollution Control Revenue
            Texas Utilities Electric Co. (FGIC Insured) ......   Aaa     AAA            10/01/22             6.550%      $7,108,425
  1,875   San Antonio Electric & Gas Revenue Series A ........   Aa1      AA            02/01/21             4.500        1,709,587
  5,000   Texas Health Facilities Development Corp.
            All Saints Episcopal Hospital Series B
            (MBIA Insured) ...................................   Aaa     AAA            08/15/22             6.250        5,315,100
                                                                                                                       ------------
                                                                                                                         54,724,828
                                                                                                                       ------------
VIRGINIA--4.28%

  4,500   Virginia Beach Development Authority
            Sentara Bayside Hospital (Pre-refunded with
            U.S. Government Securities to 11/01/01 @ 102) ....   Aa2      AA            11/01/21             6.300        4,606,650
  5,815   Virginia Transportation Board Revenue
            Route 28 Project .................................   Aa1     AA+            04/01/18             6.500        5,986,194
                                                                                                                       ------------
                                                                                                                         10,592,844
                                                                                                                       ------------
WASHINGTON--1.94%

  4,500   Metropolitan Seattle Sewer Revenue Series W
            (Pre-refunded with U.S. Government Securities
            to 01/01/03 @ 102) (MBIA Insured) ................   Aaa     AAA            01/01/33             6.300        4,806,315
                                                                                                                       ------------
WISCONSIN--2.84%

  6,750   Wisconsin Health & Educational Facilities Authority
            Sisters of Sorrowful Mother Health Care System
            (MBIA Insured) ...................................   Aaa     AAA            06/01/20             6.250        7,013,992
                                                                                                                       ------------
Total Long-Term Municipal Bonds (cost--$228,101,483)                                                                    240,023,477
                                                                                                                       ------------

SHORT-TERM MUNICIPAL NOTES--3.28%

ARIZONA--0.04%

    100   Maricopa County Pollution Control Corp. Revenue
            Arizona Public Service Co. Series A ..............    P1     A1+            10/01/01             2.650*         100,000
                                                                                                                       ------------


GEORGIA--0.12%

    300   Hapeville Georgia Development Authority
            Industrial Development Revenue
            Hapeville Hotel Ltd. .............................    P1      NR            10/01/01             2.650*         300,000
                                                                                                                       ------------

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

PRINCIPAL                                                     MOODY'S        S&P
 AMOUNT                                                        RATING       RATING        MATURITY         INTEREST
  (000)                                                     (UNAUDITED)  (UNAUDITED)       DATES             RATES          VALUE
--------                                                    -----------  ----------       --------          -------       ---------
SHORT-TERM MUNICIPAL NOTES--(CONCLUDED)

ILLINOIS--0.04%

$   100   Illinois Health Facilities Authority Revenue
            University of Chicago Hospitals (MBIA Insured) ...  VMIG-1    A1            10/01/01             2.750%*   $    100,000
                                                                                                                       ------------
INDIANA--0.12%

    300   Princeton Industrial Pollution Control Revenue
            PSI Energy, Inc. Project .........................  VMIG-1   A1+            10/01/01             2.650*         300,000
                                                                                                                       ------------
LOUISIANA--0.49%

  1,200   Louisiana Public Facilities Authority Revenue
            Industrial Development-Kenner Hotel Ltd. .........    P1      NR            10/01/01             2.650*       1,200,000
                                                                                                                       ------------
MICHIGAN--0.16%

    400   University of Michigan University Revenue
            Medical Service Plan A-1 .........................  VMIG-1   A1+            10/01/01             2.700*         400,000
                                                                                                                       ------------
NEVADA--0.04%

    100   Clark County School District Series B (FSA Insured)   VMIG-1   A1+            10/01/01             2.750*         100,000
                                                                                                                       ------------
TEXAS--0.08%

    200   Sabine River Authority Pollution Control Revenue
            Daily Collateral Texas Utility Project
            Series A (AMBAC Insured) .........................  VMIG-1   A1+            10/01/01             2.700*         200,000
                                                                                                                       ------------
WISCONSIN--2.19%

  5,400   Wisconsin Health & Educational Facilities Authority
            Gundersen Lutheran Series B
            (FSA Insured) ....................................   Aaa     A1+            10/01/01             2.800*       5,400,000
                                                                                                                       ------------
Total Short-Term Municipal Notes (cost--$8,100,000) ..........                                                            8,100,000
                                                                                                                       ------------
Total Investments (cost--$236,201,483)--100.34% ..............                                                          248,123,477
Liabilities in excess of other assets--(0.34)% ...............                                                             (828,947)
                                                                                                                       ------------
Net Assets--100.00% .........................................                                                          $247,294,530
                                                                                                                       ============

(a)  Security purchased on a when-issued basis.

+ The maturity date reflects the mandatory date bond will be put back to issuer.

++   Illiquid securities representing 6.02% of net assets.

* Variable rate demand note is payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of September 30, 2001.

AMBAC -- American Municipal Bond Assurance Corporation.
FGIC  -- Financial Guaranty Insurance Company.
FHA   -- Federal Housing Authority.
FSA   -- Financial Security Assurance.
MBIA  -- Municipal Bond Investors Assurance.

                 See accompanying notes to financial statements

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

STATEMENT OF ASSETS AND LIABILITIES                           SEPTEMBER 30, 2001


ASSETS:
Investments in securities, at value (cost--$236,201,483) .......    $248,123,477
Cash ...........................................................          73,247
Interest receivable ............................................       4,118,306
Other assets ...................................................           1,218
                                                                    ------------
Total assets ...................................................     252,316,248
                                                                    ------------

LIABILITIES:
Payable for investments purchased ..............................       4,607,025
Payable to investment advisor and administrator ................         157,922
Dividends payable to preferred shareholders ....................         104,076
Accrued expenses and other liabilities .........................         152,695
                                                                    ------------
Total liabilities ..............................................       5,021,718
                                                                    ------------

NET ASSETS:
Auction Preferred Shares Series A & B--
  1,600 non-participating shares authorized,
  issued and outstanding; $0.001 par value;
  $50,000 liquidation value per share ...........................     80,000,000
                                                                    ------------
Common Stock--$0.001 par value; 199,998,400 shares
  authorized; 10,356,667 shares issued and outstanding .........     153,674,147
Undistributed net investment income.............................       1,262,867
Accumulated net realized gain from investment transactions .....         435,522
Net unrealized appreciation of investments .....................      11,921,994
                                                                    ------------
Net assets applicable to common shareholders ...................     167,294,530
                                                                    ------------
Total net assets ...............................................    $247,294,530
                                                                    ============
Net asset value per common share ($167,294,530 applicable
  to 10,356,667 common shares outstanding) .....................          $16.15
                                                                          ======

                 See accompanying notes to financial statements

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


STATEMENT OF OPERATIONS

                                                                   FOR THE YEAR
                                                                       ENDED
                                                                   SEPTEMBER 30,
                                                                       2001
                                                                   ------------

INVESTMENT INCOME:
Interest .......................................................   $ 14,602,017
                                                                   ------------

EXPENSES:
Investment advisory and administration .........................      2,213,747
Auction Preferred Shares expenses ..............................        256,925
Custody and accounting .........................................        147,089
Professional fees ..............................................         58,022
Reports and notices to shareholders ............................         46,450
Transfer agency fees ...........................................         22,579
Directors' fees ................................................         10,500
Other expenses .................................................         28,342
                                                                   ------------
                                                                      2,783,654
Less: Fee waivers from advisor .................................       (307,465)
                                                                   ------------
Net expenses ...................................................      2,476,189
                                                                   ------------
NET INVESTMENT INCOME ..........................................     12,125,828
                                                                   ------------

REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES:
Net realized gain from investment transactions .................        435,821
Net change in unrealized appreciation/depreciation
  of investments ...............................................      4,249,989
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENT ACTIVITIES ....      4,685,810
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........   $ 16,811,638
                                                                   ============

                 See accompanying notes to financial statements

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


STATEMENT OF CHANGES IN NET ASSETS

                                                        FOR THE YEARS ENDED
                                                           SEPTEMBER 30,
                                                    ---------------------------
                                                        2001           2000
                                                    ------------   ------------

FROM OPERATIONS:
Net investment income ............................  $ 12,125,828   $ 12,193,148
Net realized gains from investment transactions ..       435,821      2,857,743
Net change in unrealized
  appreciation/depreciation of investments .......     4,249,989     (4,135,444)
                                                    ------------   ------------
Net increase in net assets resulting
  from operations ................................    16,811,638     10,915,447
                                                    ------------   ------------

DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS FROM:
Net investment income--common shareholders .......    (9,321,000)    (9,321,000)
Net investment income--preferred shareholders ....    (2,360,907)    (3,241,281)
Net realized gain on investments--
  common shareholders ............................    (1,919,090)      (158,457)
Net realized gain on investments--
  preferred shareholders .........................      (684,752)       (43,712)
                                                    ------------   ------------
Total dividends and distributions to shareholders    (14,285,749)   (12,764,450)
                                                    ------------   ------------
Net increase (decrease) in net assets ............     2,525,889     (1,849,003)

NET ASSETS:
Beginning of year ................................   244,768,641    246,617,644
                                                    ------------   ------------
End of year (including undistributed
  net investment income of $1,262,867 and
  $818,946, respectively) ........................  $247,294,530   $244,768,641
                                                    ============   ============

                 See accompanying notes to financial statements

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


STATEMENT OF CASH FLOWS

                                                                   FOR THE YEAR
                                                                       ENDED
                                                                   SEPTEMBER 30,
                                                                       2001
                                                                   ------------

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Interest received ..............................................   $ 14,488,981
Expenses paid (net of fee waivers) .............................     (2,462,079)
Sale of short-term portfolio investments, net ..................        475,000
Purchase of long-term portfolio investments ....................    (17,685,902)
Sale of long-term portfolio investments ........................     19,583,790
                                                                   ------------
Net cash provided by operating activities ......................     14,399,790
                                                                   ------------

CASH FLOWS USED FOR FINANCING ACTIVITIES:
Dividends paid from net investment income
   to common shareholders ......................................     (9,321,000)
Dividends paid from net investment income
   to preferred shareholders ...................................     (2,446,805)
Dividends paid from capital gains to common shareholders .......     (1,919,090)
Dividends paid from capital gains to preferred shareholders ....       (684,752)
                                                                   ------------
Net cash used for financing activities .........................    (14,371,647)
                                                                   ------------

Net increase in cash ...........................................         28,143
Cash at beginning of year ......................................         45,104
                                                                   ------------
Cash at end of year ............................................   $     73,247
                                                                   ============

RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH
  PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations ...........   $ 16,811,638
                                                                   ------------
Increase in investments, at value ..............................     (6,982,693)
Increase in interest receivable ................................        (50,290)
Decrease in other assets .......................................          2,465
Increase in payable for investments purchased ..................      4,607,025
Increase in payable to investment advisor and administrator ....          1,623
Increase in accrued expenses and other liabilities .............         10,022
                                                                   ------------
Total adjustments ..............................................     (2,411,848)
                                                                   ------------
Net cash provided by operating activities ......................   $ 14,399,790
                                                                   ============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Investment Grade Municipal Income Fund Inc. (the "Fund") was incorporated in Maryland on August 6, 1992, and is registered with the Securities and Exchange Commission as a closed-end diversified management investment company. The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

     DIVIDENDS AND DISTRIBUTIONS--The Fund intends to pay monthly dividends to common shareholders at a level rate that over time will result in the distribution of all of the Fund's net investment income remaining after the payment of dividends on any outstanding preferred stock. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends to preferred shareholders are accrued daily. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

     The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

INVESTMENT ADVISOR AND ADMINISTRATOR

     The Board has approved an investment advisory and administration contract ("Advisory Contract") with Brinson Advisors, Inc. ("Brinson Advisors," formerly known as Mitchell Hutchins Asset Management Inc.), an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. In accordance with the Advisory Contract, Brinson Advisors receives compensation from the Fund, computed weekly and paid monthly, at the annual rate of 0.90% of the Fund's average weekly net assets. For the year ended September 30, 2001, Brinson Advisors voluntarily waived 0.125% of the annual advisory and administration fee, or $307,465 in investment advisory and administration fees from the Fund.

INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at September 30, 2001 was substantially the same as the cost of securities for financial statement purposes.

     At September 30, 2001, the components of net unrealized appreciation of investments were as follows:

          Gross appreciation (investments having an excess
            of value over cost) ................................... $12,155,630

          Gross depreciation (investments having an excess
            of cost over value) ...................................    (233,636)
                                                                    ------------
          Net unrealized appreciation of investments .............. $11,921,994
                                                                    ============

     For the year ended September 30, 2001, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $22,292,927 and $19,583,790, respectively.

CAPITAL STOCK

     COMMON STOCK--There are 199,998,400 shares of $0.001 par value common stock authorized and 10,356,667 common shares outstanding at September 30, 2001.

     AUCTION PREFERRED SHARES--The Fund has issued 800 shares of Auction Preferred Shares Series A and 800 shares of Auction Preferred Shares Series B, which are referred to herein collectively as the "APS." All shares of each series of APS have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

     Dividends, which are cumulative, are generally reset every 28 days for APS Series A and three months for APS Series B. Dividend rates ranged from 2.35% to 6.90% for the year ended September 30, 2001.

     The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

     The APS are entitled to one vote per share and unless otherwise required by law, will vote with holders of common stock as a single class, except that the preferred shares will vote separately as a class on certain matters, as required by law. The holders of the preferred shares have the right to elect two directors of the Fund.

FEDERAL TAX STATUS

     The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each year is presented below:

                                                                                   FOR THE YEARS ENDED SEPTEMBER 30,
                                                                   ---------------------------------------------------------------
                                                                      2001         2000           1999         1998         1997
                                                                   ---------    ---------      ---------    ---------    ---------
Net asset value, beginning of year ..............................  $   15.91    $   16.09      $   17.09    $   16.78    $   16.11
                                                                   ---------    ---------      ---------    ---------    ---------
Net investment income ...........................................       1.17         1.18           1.17         1.19         1.19
Net realized and unrealized gains (losses) from investments .....       0.46        (0.13)         (1.02)        0.29         0.65
                                                                   ---------    ---------      ---------    ---------    ---------
Net increase from investment operations .........................       1.63         1.05           0.15         1.48         1.84
                                                                   ---------    ---------      ---------    ---------    ---------
Dividends and distributions:
   From net investment income:
     Common shareholders ........................................      (0.90)       (0.90)         (0.90)       (0.90)       (0.90)
     Common share equivalent of dividends
       paid to preferred shareholders ...........................      (0.23)       (0.31)         (0.25)       (0.27)       (0.27)
   From net realized gain on investments:
     Common shareholders ........................................      (0.19)       (0.02)            --           --           --
     Common share equivalent of distributions
       paid to preferred shareholders ...........................      (0.07)       (0.00)(1)         --           --           --
                                                                   ---------    ---------      ---------    ---------    ---------
Total dividends and distributions to shareholders ...............      (1.39)       (1.23)         (1.15)       (1.17)       (1.17)
                                                                   ---------    ---------      ---------    ---------    ---------
Net asset value, end of year ....................................  $   16.15    $   15.91      $   16.09    $   17.09    $   16.78
                                                                   =========    =========      =========    =========    =========
Market value, end of year .......................................  $   15.39    $   13.75      $   13.88    $   15.94    $   15.06
                                                                   =========    =========      =========    =========    =========
Total investment return (2) .....................................      20.59%        5.90%         (7.68)%      12.21%       17.76%
                                                                   =========    =========      =========    =========    =========
Ratios to average net assets attributable to common shares:
     Total expenses, net of waivers from advisor ................       1.49%        1.52%          1.52%        1.44%        1.44%
     Total expenses, before waivers from advisor ................       1.68%        1.71%          1.71%        1.62%        1.77%
     Net investment income before preferred stock dividends .....       7.30%        7.48%          7.01%        7.03%        7.27%
     Preferred stock dividends ..................................       1.42%        1.99%          1.50%        1.62%        1.66%
     Net investment income available to common shareholders,
       net of waivers from advisor ..............................       5.88%        5.49%          5.51%        5.41%        5.61%
     Net investment income available to common shareholders,
       before waivers from advisor ..............................       5.69%        5.30%          5.32%        5.23%        5.28%
Supplemental data:
   Net assets, end of year (000's) ..............................  $ 247,295    $ 244,769      $ 246,618    $ 256,983    $ 253,767
   Portfolio turnover rate ......................................          8%          14%             8%           0%           3%
   Asset coverage per share of preferred stock, end of year .....  $ 154,559    $ 152,980      $ 154,136    $ 160,614    $ 158,604

----------
(1)  Distribution equal to $0.0042 per share.

(2) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions to common stockholders at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions.

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of Investment Grade Municipal Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Investment Grade Municipal Income Fund Inc. (the "Fund"), including the portfolio of investments as of September 30, 2001, and the related statements of operations, changes in net assets and cash flows and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2000 and the financial highlights for each of the four years in the period ended September 30, 2000, were audited by other auditors whose report dated November 22, 2000, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at September 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2001 financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of Investment Grade Municipal Income Fund Inc. at September 30, 2001, and the results of its operations and its cash flows, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                                /s/ Ernst & Young LLP



New York, New York
November 8, 2001

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


TAX INFORMATION (UNAUDITED)

     We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (September 30, 2001) as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that, with the exception of a long-term capital gain distribution to common shareholders of $1,919,090, all dividends paid during the fiscal year were federal tax-exempt interest dividends.

     The Fund did not invest in any securities which paid interest subject to the federal alternative minimum tax for individual taxpayers during its fiscal year. Therefore, none of the dividends paid by the Fund were subject to such tax.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2001. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2002. Stockholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

GENERAL INFORMATION (UNAUDITED)

THE FUND

     Investment Grade Municipal Income Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund's investment advisor and administrator is Brinson Advisors, Inc., an indirect wholly owned asset management subsidiary of UBS AG, which had over $76.9 billion in assets under management as of October 31, 2001.

SHAREHOLDER INFORMATION

     The Fund's NYSE trading symbol is "PPM." Comparative net asset value and market price information about the Fund is published weekly in THE WALL STREET JOURNAL, THE NEW YORK TIMES and BARRON'S, as well as in numerous other publications.

DISTRIBUTION POLICY

     The Fund's Board has established a Dividend Reinvestment Plan (the "Plan") under which all common shareholders whose shares are registered in their own names, or in the name of UBS PaineWebber or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common shareholders elect to receive cash. Common shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

     A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the shareholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


GENERAL INFORMATION (UNAUDITED) (CONCLUDED)

     Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan may also be amended or terminated by the transfer agent by at least 30 days' written notice to all plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.

DIRECTORS
E. Garrett Bewkes, Jr.          George W. Gowen
CHAIRMAN                        William W. Hewitt, Jr.
Margo N. Alexander              Morton Janklow
Richard Q. Armstrong            Frederic V. Malek
David J. Beaubien               Carl W. Schafer
Richard R. Burt                 William D. White
Meyer Feldberg

PRINCIPAL OFFICERS
Brian M. Storms                 Paul H. Schubert
PRESIDENT                       VICE PRESIDENT AND TREASURER

Amy R. Doberman                 Elbridge T. Gerry, III
VICE PRESIDENT AND SECRETARY    VICE PRESIDENT

INVESTMENT ADVISOR AND
ADMINISTRATOR
Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019-6114








NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.